Exhibit 10.55

CONFIDENTIAL TREATMENT

FOURTH AMENDMENT TO THE

COMMERCIAL SERVICES AGREEMENT

This Fourth Amendment to the Commercial Services Agreement (this “Fourth Amendment”) is made this 15th day of October, 2009 (the “Amendment Effective Date”), by and between ASTRAZENECA PHARMACEUTICALS LP, a Delaware limited partnership (“AstraZeneca”), and CUBIST PHARMACEUTICALS, INC., a Delaware corporation (“Cubist”).

WHEREAS, AstraZeneca and Cubist previously entered into that certain Commercial Services Agreement between AstraZeneca and Cubist, dated as of July 1, 2008 (as amended as of February 26, 2009, May 20, 2009 and September 30, 2009, the “Agreement”); and

WHEREAS, AstraZeneca and Cubist desire to amend certain provisions of the Agreement relating to the Detailing of the Product to Critical Care Target Accounts, as set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      Sales Force Obligations.  The Agreement is hereby amended so that the third sentence of Section 3.1(a) is hereby deleted and replaced with the following:

“Cubist shall ensure that (A) each Detail by a Representative to []* is a Primary Detail, and (B) each Detail by a Representative to []* is a Primary Detail or a Secondary Detail.”

2.                                      Critical Care Target Accounts.  The Agreement is hereby amended so that Section 1 of the Promotion Plan (Critical Care Target Accounts) set forth in Exhibit M to the Agreement is hereby deleted in its entirety and replaced with the following:

“1.           Critical Care Target Accounts

[]*.  Notwithstanding anything contained in the Agreement, for purposes of a Detail to []*, “Detail” shall mean a Representative of the Sales Force meeting with []* or providing an in-service for []* at which []* is in attendance, such that the relevant characteristics of the Product are described by the Representative consistent with the requirements of this Agreement and Applicable Law and in a manner that is customary in the industry for the purpose of promoting a prescription pharmaceutical product.”

3.                                      Exhibit J (Form of Detail Report).  The Agreement is hereby amended so that Exhibit J to the Agreement is hereby deleted and replaced with the Exhibit J attached hereto as Attachment I.

*Confidential Treatment Requested.  Omitted portions filed with the Securities and Exchange Commission (the “Commission”).

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4.                                      Definitions.  All terms used, but not defined, in this Fourth Amendment shall have the respective meanings set forth in the Agreement.

5.                                      Construction.  The principles set forth in Section 1.2 of the Agreement shall apply to this Fourth Amendment.

6.                                      Effective Date; Incorporation of Terms; Continuing Effect.  This Fourth Amendment shall be deemed effective for all purposes as of the Amendment Effective Date.  The amendments set forth in this Fourth Amendment shall be deemed to be incorporated in, and made a part of, the Agreement, and the Agreement and this Fourth Amendment shall be read, taken and construed as one and the same agreement (including with respect to the provisions set forth in Article XVI (Miscellaneous) of the Agreement which shall, as applicable, be deemed to apply to this Fourth Amendment (including with respect to the governing law)).  Except as otherwise expressly amended by this Fourth Amendment, the Agreement shall remain in full force and effect in accordance with its terms and conditions.

7.                                      Counterparts.  This Fourth Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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*Confidential Treatment Requested.  Omitted portions filed with the Commission.

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IN WITNESS WHEREOF, the parties, intending to be bound, have caused this Fourth Amendment to be executed on their behalf by their duly authorized agent as of the Amendment Effective Date.

ASTRAZENECA PHARMACEUTICALS LP		CUBIST PHARMACEUTICALS, INC.

By:	/s/ Marion E. McCourt	By:	/s/ Michael Bonney

Name:	Marion E. McCourt	Name:	Michael Bonney

Title:	Vice President, Cornerstone	Title:	President and CEO

*Confidential Treatment Requested.  Omitted portions filed with the Commission.

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ATTACHMENT I

EXHIBIT J

FORM OF DETAIL REPORT

Monthly/Quarterly Report

Reporting Period:                              to

Prescriber Level Reporting

[]*	[]*	[]*	[]*	[]*

[]*					[]*	[]*

[]*

[]*

[]*

[]*

[]*

*Confidential Treatment Requested.  Omitted portions filed with the Commission.

J-1

Monthly/Quarterly Report

Reporting Period:                              to

Account Level Reporting

[]*	[]*	[]*	[]*	[]*

[]*					[]*	[]*

[]*					[]*	[]*

[]*

Report Created:

*Confidential Treatment Requested.  Omitted portions filed with the Commission.

J-2